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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-55257 and 333-28507) of Union Planters Corporation of our report dated June 7, 2000 relating to the financial statements of Union Planters Corporation 401(k) Retirement Savings Plan, which appears in this Form 11-K.




/s/PricewaterhouseCoopers LLP
Memphis, Tennessee
June 21, 2000